SUBSIDIARIES OFTHEREGISTRANT

Americrown ServiceCorporation,

a SouthCarolinaCorporation

ASC Holdings,Inc.

a KansasCorporation

ASC Promotions,Inc.

a FloridaCorporation

The CaliforniaSpeedwayCorporation

A DelawareCorporation

d/b/a CaliforniaSpeedway

Chicago Holdings,Inc.

a NevadaCorporation

Darlington RacewayofSouthCarolina,LLC

a DelawareLimitedLiabilityCompany

Daytona InternationalSpeedway,LLC

a DelawareLimitedLiabilityCompany

Event EquipmentLeasing,Inc.

a FloridaCorporation

Event SupportCorporation

a FloridaCorporation

Great WesternSports,Inc.

an ArizonaCorporation,

HBP, INC.

a NevadaCorporation

Homestead-Miami Speedway,LLC

a DelawareLLC

d/b/a Homestead-MiamiSpeedway

International Speedway,Inc.

a Nevadacorporation

ISC.Com, LLC

a DelawareLimitedLiabilityCompany

ISC Properties,Inc.

a FloridaCorporation

ISC Publications,Inc.

a FloridaCorporation

Kansas SpeedwayCorporation

a KansasCorporation

Kansas SpeedwayDevelopmentCorp.

a KansasCorporation

Leisure EntertainmentofFlorida,Inc.

A DelawareCorporation

Martinsville International,Inc.

A DelawareCorporation

Miami SpeedwayCorp.,

a NevadaCorporation

Michigan InternationalSpeedway,Inc.,

a MichiganCorporation

d/b/a MichiganSpeedway

Motor RacingNetwork,Inc.,

a FloridaCorporation

Motorsports AcceptanceCorporation

a Nevadacorporation

The MotorsportsAlliance,LLC,

a DelawareLLC

Motorsports Authentics,LLC

A DelawareLLC

Motorsports InternationalCorp.,

a PennsylvaniaCorporation

New YorkInternationalSpeedwayCorporation,

a DelawareCorporation

North AmericanTestingCompany,

a FloridaCorporation

Pennsylvania InternationalRaceway,Inc.,

a PennsylvaniaCorporation

d/b/a NazarethSpeedway

Phoenix SpeedwayCorp.,

a DelawareCorporation

d/b/a/ PhoenixInternationalRaceway

Raceway Associates,LLC

a DelawareLLC

Richmond InternationalRaceway,Inc.,

a DelawareCorporation

Rocky MountainSpeedwayCorporation,

a ColoradoCorporation

SMISC, LLC

A DelawareLLC

Southeastern Hay&Nursery,Inc.

a FloridaCorporation

Talladega Superspeedway,LLC

a DelawareLLC

Watkins GlenInternational,Inc.,

aNew YorkCorporation

d/b/a WatkinsGlenInternational

88 Corp.,

a DelawareCorporation

380 Development,LLC

a DelawareLLC